                       TEMPLETON INSTITUTIONAL FUNDS, INC.



                                      TIFI

                             Emerging Markets Series

                                  ANNUAL REPORT



[TEMPLETON LOGO]                DECEMBER 31, 1996

            Mutual funds, annuities, and other investment products:

             - are not FDIC insured;

             - are not deposits or obligations of, or guaranteed by, any financial institution;

             - are subject to investment risks, including possible loss of the principal amount invested.


Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio.

December 31, 1996



Dear Shareholder...

                  Investor confidence returned to the emerging markets in 1996, as the after-shocks of the Mexico crisis dissipated. This confidence led to a significant increase in emerging market equity investments from both domestic and foreign investors. Within this environment, the Templeton Institutional Funds, Inc. Emerging Markets Series (the "Fund") returned 5.07%, 18.86%, 1.33%, and 9.25% for the quarter, one-year, three-year, and since inception (May 3, 1993) periods ending December 31, 1996 compared to the unmanaged International Finance Corporation (IFC) Investable Composite returns of (0.03%), 9.38%, (4.12%), and 10.72% for the same periods, respectively. The Morgan Stanley Capital International (MSCI) World index returned 4.7%, 14.0%, 13.5%, and 11.4% for these comparable periods.

                  Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.


[PHOTO OF MARK MOBIUS]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.


                          TOTAL RETURNS AS OF 12/31/96

                                                                    CUMULATIVE
                                    ONE-YEAR      THREE-YEAR           SINCE
                                     AVERAGE        AVERAGE        INCEPTION(1,3)
                                   ANNUAL(1,2)    ANNUAL(1,2)       (05/03/93)
TIFI Emerging Markets Series         18.86%          1.33%            38.29%
IFC Investable Composite Index        9.38%         (4.12%)           45.19%

(1) Past expense reductions by the Fund's manager increased the Fund's total returns.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

(3) The cumulative total return represents the change in value of an investment over the period(s) indicated.

    All total return calculations assume that all dividends and capital gains distribution were reinvested when paid.

    Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

                                                                    continued...

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued...............................................................


                       GEOGRAPHIC DISTRIBUTION ON 12/31/96
                               (% of Total Equity)

                        Mid-East/Africa          4.3%
                        Europe                  17.0%
                        Latin America           34.8%
                        Asia                    43.9%



                        FUND ASSET ALLOCATION ON 12/31/96

                        Equity                  92.2%
                        Short-term & Other       7.8%

                *Equity includes convertible and preferred stocks


                  We expect continued short-term volatility in emerging markets; however, in implementing the Templeton investment philosophy, we rely on share prices to overreact to market news and sell below their true underlying value. As a result of fluctuating share prices in 1996, our 19 analysts were able to identify new investments for our clients, and we were fortunate to have limited exposure to many of the emerging markets that performed poorly during the year.

                  The stock markets of Brazil, Hungary, Poland, and Venezuela rebounded after a poor year in 1995, and were among the best performing markets in 1996. The Brazilian market was up dramatically in 1996 following a 19% drop the previous year, partly because the Real Plan reduced inflation from 50% per month in 1994 to approximately 8% per annum at the end of 1996. To maintain this lower level of inflation, however, the government adopted a tight monetary policy. As a result, real interest rates have remained high at around 12% per annum, suppressing Brazil's economic recovery during 1996. Although GDP growth fell slightly from 1995 levels, it appears to be recovering, and, if inflation remains low, could provide a boost to market confidence. A more stable economic environment and accelerated company earnings growth have attracted significant interest in Brazil's stock market from both domestic and international investors. Like many emerging market countries, Brazil would likely benefit from government plans to sell state-owned companies, to implement other measures to open the economy to foreign investment, and to reduce the role of the government.

                  Following austerity measures introduced by the government in early 1995, Hungary's inflation and the current account deficit declined modestly, providing a base for stock market growth in 1996. Inflation remains relatively high, but it is expected to fall to significantly from its level in 1995. Furthermore, industrial production growth is accelerating and interest rates are decreasing, which should also help support the stock market.

                  In Poland, rapid economic growth has fueled a strong increase in equity prices. At year end, real economic growth remained above 5% per annum, despite weaker product demand this year from Germany, Poland's main trading partner. Investment and construction activity, however, have elevated sharply. Both fiscal and monetary policy remain tight, and inflation is expected to fall to around 18% in 1996 from 22% in 1995, and should continue to fall in 1997. Furthermore, we believe that strong long-term economic fundamentals should also support solid gains in equity prices.

                  In Venezuela, the reforms initiated by Dr. Rafael Caldera, President of the Republic, have had a positive impact on the economy and the stock market. Caldera's reform program has included the liberalization of the exchange rate, interest rates, and prices and has put the economy on the right track towards growth and lower inflation. In view of the potential growth in that market, company valuations remain reasonable.

                  Although many emerging markets performed well in 1996, several markets were poor performers, including Pakistan, South Korea, and Thailand. Pakistan's equity market has experienced a sharp decline in both equity prices and liquidity in the last few months of 1996. The market has been adversely affected by strikes as well as social and political unrest. Owing to allegations of corruption, economic mismanagement, and abuse of power, Prime Minister Bhutto came under increased pressure and was removed from office. The business community viewed this event positively because Prime Minister Bhutto's government had been unfriendly to business and was considered by many to be a divisive influence in the country.

                  Undermined by decreased economic growth and poor corporate earnings, the South Korean market declined during 1996. Thailand also experienced one of the sharpest drops in equity prices in emerging markets, as it was beset by political and economic concerns. The economy weakened faster than expected, impacting company earnings and, subsequently, the stock prices. The markets of Chile, India, Singapore, and Sri Lanka have also weakened overall during 1996.

                  Hong Kong continued to be the largest country holding in the portfolio. Many people are concerned about the economic prospects for Hong Kong after the handover to China. Although we have not disregarded the possibility of a political crisis in Hong Kong after the transition, we believe that it is more likely that Hong Kong's economy will continue to prosper over the long term. The Chinese government recently announced that funds will be made available to protect the Hong Kong stock market against attempts by speculators, such as hedge funds, to short-sell the Hong Kong dollar peg and the U.S. dollar after the handover. At the end of September 1996, China's foreign reserves totaled US$97 billion and Hong Kong's Exchange Fund was substantial at US$62 billion. Statements coming from Beijing indicate that the economic and social status quo should also be maintained. During 1996, the Hong Kong stock market rallied, buoyed by a broad economic recovery, particularly in the important retail and property sectors. Concerns about Hong Kong's capital market appear to be easing as we approach the June 30, 1997 deadline. Evidence of this can be found in the narrowing of valuation gaps between Hong Kong stocks and share prices in other Asian markets.

                  Another attractive region for bargain hunting has been Africa, specifically Zimbabwe, Botswana, and Kenya. Zimbabwe's agricultural sector, in particular, enjoyed a good year. As a result of a disease in Botswana, cattle had to be slaughtered, prompting the government to compensate affected farmers. As a result, many people in Botswana are "flush with cash" and boosting retail sales.

                  Templeton's emerging markets team has been focusing on investing in companies we believe have good management and strong expected earnings growth over a five year horizon. This is a very


                      INDUSTRY DIVERSIFICATION ON 12/31/96
                             (% of Total Portfolio)

                 Banking                               20.4%

                 Multi-industry                        10.3%

                 Telecommunications                     6.7%

                 Energy Sources                         5.8%

                 Food & Household Products              5.6%

                 Utilities, Electrical, & Gas           5.3%

                 Building Materials & Components        4.1%

                 Chemicals                              3.2%

                 Metals & Mining                        3.2%


                        10 LARGEST POSITIONS ON 12/31/96
                             (% of Total Portfolio)

                  New World Development Co. Ltd.        2.5%

                  Telefonos de Mexico SA                2.4%

                  HSBC Holdings PLC                     2.1%

                  Perez Companc SA                      1.9%

                  Sun Hung Kai Properties Ltd.          1.8%

                  Cheung Kong Hldgs. Ltd.               1.8%

                  Banco Comercial Portugues SA          1.5%

                  Telecomunicacoes Brasileiras SA       1.4%

                  Cementos Mexicanos SA de CV           1.4%

                  Petrobras - Petroleo Brasileiro SA,
                  Ptd.                                  1.4%

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued...............................................................


Total Return Index Comparison(1)
$5,000,000 Investment: 05/03/93 - 12/31/96

                                  [LINE GRAPH]
                          TIFI Emerging Markets Series

- NOTE: First period return inception date is 05/03/93

Monthly      US Dollar        US Dollar        US Dollar
             TIFI - Emerging  MSCI World       IFC Investable
             Markets Series   Index            Comp
             Acct 540         Acct -1          Acct -300
INCEPT          5000000          5000000          5000000
May-93          5010000       5116243.65       5106751.53
Jun-93          5030000       5073903.39       5249556.88
Jul-93          5040000       5179369.13       5413511.12
Aug-93          5415000       5417629.33       5854415.08
Sep-93          5590000       5318322.17       6091484.05
Oct-93          5840000       5465743.26       6614767.97
Nov-93          6040000       5157429.18       7034120.21
Dec-93          6647000       5410700.92       8235779.89
Jan-94          6727500       5768668.59       8291774.09
Feb-94          6596500       5694765.59       8077666.77
Mar-94          6257500       5450346.81       7261319.69
Apr-94          5913000       5619707.85       7123146.96
May-94          5918000       5635104.31       7291330.97
Jun-94          5776000       5620477.68       7032508.86
Jul-94          5994000       5728252.89       7537262.33
Aug-94          6486000       5901847.96        8506888.5
Sep-94          6557000       5747883.37       8717168.87
Oct-94          6374000       5912240.57       8429342.57
Nov-94          6131000       5657044.27       8105663.87
Dec-94          5889500       5712856.43       7247824.69
Jan-95          5459000       5628175.91       6279004.19
Feb-95          5343500       5711316.78       6197832.74
Mar-95          5517000       5987683.22        6186150.5
Apr-95          5706500       6197459.97       6442152.76
May-95          5896000       6251701.69       6682242.99
Jun-95          5938500       6250962.66       6721720.92
Jul-95          6212000       6565050.42       6936231.07
Aug-95          6043500        6419938.8       6750322.27
Sep-95          5996500       6608160.51       6701176.28
Oct-95          5780500       6505389.15       6446382.53
Nov-95          5743500       6732486.91       6414155.66
Dec-95          5818000       6930716.32       6637326.78
Jan-96          6375500       7056967.28       7202707.06
Feb-96          6272500        7101232.1       7034120.21
Mar-96          6348500       7220939.18       7136843.38
Apr-96          6516500       7391839.88        7422655.5
May-96          6625000       7399538.11        7360014.5
Jun-96          6636000       7438414.17       7446422.82
Jul-96          6332000       7177059.28       6957782.79
Aug-96          6462500       7260969.98        7172897.2
Sep-96          6581500       7546574.29       7278843.06
Oct-96          6565500       7600456.89       7122341.28
Nov-96          6777000        8027678.6       7227682.89
Dec-96          6915500       7900692.84        7260045.2


Periods ended December 31, 1996

                                                             SINCE
                                                           INCEPTION
                                          ONE-YEAR         (05/03/93)
Average Annual Total Return(1,2)            18.86%           9.25%
Cumulative Total Return(1,3)                18.86%          38.29%

(1) Past expense reductions by the Fund's manager increased the Fund's total returns.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

(3) The cumulative total return represents the change in value of an investment over the period(s) indicated.

    All total return calculations assume that all dividends and capital gains distribution were reinvested when paid.

    Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than the initial cost. Past performance is not predictive of future results.

information-intensive process, and we are expanding our analytical capability to meet the challenges of investing in an ever expanding emerging markets universe. Two new analysts joined our South Africa office at the end of 1996, and we are looking to recruit new analysts in Latin America, Japan, and the Middle East. We believe that we have a highly effective team of analysts and researchers determined to locate potential bargains throughout the world. Since we often find that the difference between apparent bargain stocks and those that actually prove to be bargains lies in the competence and integrity of the management of the companies, we spend most of the year traveling the world visiting emerging market companies.

                  This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

                  Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political and other factors in the countries where the Fund is invested. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

                  As always, we appreciate your continued confidence in our organization. Please feel free to contact us with any questions with any questions or comments you might have.

Sincerely,


/s/ Donald F. Reed
-----------------------------

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.



/s/ J. Mark Mobius
-----------------------------

J. Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.


For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

The following are Dr. Mobius's thoughts regarding a recent visit to Russia with the emerging markets team.


COUNTRY
FOCUS

MOSCOW, Russia - We arrived in Russia after a two-week trip to India. Our Russian trip spanned the length and breadth of this great nation, which includes almost half of the world's 24 time zones. Our itinerary took us from Moscow to Murmansk, near the Finnish and Norwegian border on the Barents Sea. From Murmansk we flew south to St. Petersburg, then to Sochi, where such authors as Pushkin and Lermontov were exiled during the time of the tsars. From Sochi, we flew to Anapa, then drove to Novorossijsk. The one-hour drive was comfortable, as the climate was pleasant and warm, and the roads were in excellent condition.

                  In Novorossijsk, we visited the Novorossijsk Sea Shipping Company (NovoShip). NovoShip is one of three companies we consider prosperous in
Novorossijsk: NovoShip, NovoCement, and Novoport. Established in 1967, NovoShip is an offshoot of Baltic Shipping, which was established in 1845. During the Communist era, the company specialized in transporting bulk cargo, but after being privatized, it started to ship general cargo, which tends to produce higher profit margins. Although the nearest container terminal to Novorossijsk is in Odessa, NovoShip plans to containerize its operations. For this purpose, a railway link with Odessa is being built.

                  From Novorossijsk, we headed north to Nizhnevartovsk in the heart of the Russian oil country, but because the airport landing lights were not working, we flew to Yekaterinburg. There, we stayed at a hotel where the hot water taps were out of order, forcing us to shower in the basement. We arrived at the Nizhnevartovsk airport the next day, intending to visit the Megionneftegas Company. Our guide told us that it would take only 15 minutes to drive from the airport to the company's plant. Three and a half hours later, battered and bruised from the jolts we received on the treacherous roads, we returned to the airport -- without finding Megionneftegas. Although the driver blamed it on a road detour, I don't think he knew where he was going.

                  Russia has many problems such as corruption, the extreme gulf between the rich and the poor, and an inefficient tax system. Most business payments are made by barter, and many bills go unpaid, making it difficult for companies to finance their operations properly. But the potential for growth here is enormous, and we believe that Russia can overcome

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
country focus continued........................................................


many of its political, economic, and social problems. Many stocks are selling at a fraction of book value and are priced at less than five times earnings. Moreover, the strength of the Russian people is legendary. In 1941, they withstood the full onslaught of the Nazi blitzkrieg and stopped the German panzers outside of Moscow. During the siege of Leningrad, they fought the Germans bravely for 900 days. Furthermore, this summer, neither violence nor corruption seemed to mar the presidential elections. We believe that this is a positive sign for the future of the country, and we will continue to look for opportunities to invest in the Russian stock market.


                                [MAP OF RUSSIA]

The following are descriptions of several holdings in the portfolio.


Spotlight
ON
CURRENT
HOLDINGS


Astra C.A.P.S.A. - Astra began its activities in 1912, and is mainly engaged in oil and gas activities in Argentina. Until 1989, it operated as a producer of crude oil and gas for sale at fixed prices to the state-run YPF. Since then, Astra has been a major participant in the Argentine privatization process, expanding its business base to become a diversified energy company. Today the company is the fifth largest Argentine oil producer, with a 4% market share of total oil production in Argentina. Since the start of the oil field privatization process in 1990, Astra has acquired equity stakes in various important oil and gas fields through its interest in different consortiums. Its most important assets include La Vizcachera, La Ventana, and Puesto Hernandez in the oil sector; and Santa Cruz II, Lindero Atravesado and Ramos in the gas sector. In downstream activities, Astra is involved in operating gas stations. Astra's petrochemical business is carried out by Carboclor, which is engaged in the production of industrial alcohol, MTBE, and ketones for local and foreign markets. Astra is also the leading maritime transport company of liquid petroleum gas and oil, whose fleet of thirteen ships (ten for oil and three for gas) has a total capacity of 275,000 tons. Astra holds 25% voting rights (10.2% economic interest) in Electricidad Argentina S.A., which holds 51% of Edenor S.A., the largest electricity distributor in Argentina. It also has 20% of Gas Argentino S.A., a consortium which holds 70% of Metrogas, the largest gas distributor in Argentina.

Itausa, S.A. - Itausa was founded in 1965 and presently it operates in various sectors of the Brazilian economy through more than 50 companies, which operate in the primary, secondary, and tertiary sectors. Itausa's investment strategy is to expand the group's companies. The emphasis is on the industrial sector, and within it, on basic segments (chemicals and construction materials), information processing, electronic consumer products, and real estate. Itausa owns 41% of Banco Itau S.A., which is the second largest Brazilian private bank with assets of US$25,206 million as of December 31, 1995. Banco Itau is a universal bank with a network of over 1,000 branches, which operate under an on-line real time

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
spotlight continued............................................................


system. The bank also has a network of over 8,000 ATMs. Itausa also owns 37% of Duratex, a leader in the Brazilian market for processed wood and brass bathroom fixtures and occupies an outstanding position in the market for vitreous china products. In recent years Itausa has diversified its investments into the petrochemical and chemical industries as well as into technology and computer goods industries. Itausa owns 79% of Elekeiroz, which controls companies in the fertilizer, petrochemical and chemical sectors. Itausa's insurance business is carried out by Itau Seguros (79%-owned), whose products are distributed through Banco Itau's branch network. Itausa is also involved in real estate through Sulimob (89%-owned), one of the largest residential construction companies.

Tofas Turk Otomobil Fabrikasi A.S. -- Tofas was established in 1968 as a joint venture between Internazionale Holding Fiat SpA, the predecessor to Fiat, and Koc Holding. The company is the leader of the Turkish automobile industry, holding an approximately 42% market share. The car models manufactured by Tofas are produced in accordance with license agreements between the company and Fiat. These agreements prohibit the company from assembling, producing, importing or selling cars other than Fiats. The company has targeted the middle to lower portion of the Turkish automobile market, which is the fastest growing segment. The company's manufacturing and assembly plant is located in Bursa, the fifth largest city in Turkey, while the corporate headquarters are in Istanbul. There are three installed production lines with an annual capacity of 200,000 units, all of which are on Fiat designs. Tofas currently manufactures three series of passenger vehicles: Bird, Tempra, and Uno, all of which have been uniquely positioned. The company's products are sold through its sister company, Tofas Oto Ticaret, which has over 300 dealers and sub-dealers, as well as approximately 120 authorized representatives, which offer repair services and give Tofas a broad coverage of the country. The company exports via Ram Dis Ticaret, another Koc Holding company, to Egypt, Vietnam, and CIS countries. As a supplier, Tofas also exports CKD (Completely Knocked Down) parts to Egypt and Vietnam. In addition, Tofas is the sole producer in the world of the Tempra model. Automobiles are directly exported to Fiat in Italy, and thereafter they are distributed to customers all over the world.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

                                                                                                        PERIOD FROM
                                                                                                        MAY 3, 1993
                                                                       YEAR ENDED DECEMBER 31          (COMMENCEMENT
                                                                   ------------------------------    OF OPERATIONS) TO
                                                                     1996        1995       1994     DECEMBER 31, 1993
                                                                  ----------   --------   --------   -----------------
Net asset value, beginning of period                              $    10.75   $  11.21   $  13.22       $   10.00
                                                                  ----------   --------   --------        --------
Income from investment operations:
   Net investment income                                                 .15        .19        .17             .04
   Net realized and unrealized gain (loss)                              1.86       (.34)     (1.65)           3.25
                                                                  ----------   --------   --------        --------
Total from investment operations                                        2.01       (.15)     (1.48)           3.29
                                                                  ----------   --------   --------        --------
Distributions:
   Dividends from net investment income                                 (.15)      (.17)      (.17)           (.04)
   Distributions from net realized gains                                (.16)      (.14)      (.36)           (.03)
                                                                  ----------   --------   --------        --------
Total distributions                                                     (.31)      (.31)      (.53)           (.07)
                                                                  ----------   --------   --------        --------
Change in net asset value for the period                                1.70       (.46)     (2.01)           3.22
                                                                  ----------   --------   --------        --------
Net asset value, end of period                                    $    12.45   $  10.75   $  11.21       $   13.22
                                                                  ==========   ========   ========        ========
TOTAL RETURN*                                                         18.86%    (1.23)%   (11.39)%          32.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                   $1,565,537   $798,515   $582,878       $ 422,433
Ratio of expenses to average net assets                                1.56%      1.52%      1.66%           1.60%**
Ratio of expenses, net of reimbursement, to average net assets         1.56%      1.52%      1.60%           1.60%**
Ratio of net investment income to average net assets                   1.56%      2.00%      1.59%            .91%**
Portfolio turnover rate                                                7.92%     13.47%     12.51%           9.42%
Average commission rate paid (per share)                          $   0.0019

 * NOT ANNUALIZED FOR PERIOD LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                           LOCAL CURRENCY          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES: 92.2%
---------------------------------------------------------------------------------------------------------------------------
ARGENTINA: 8.3%
     Aluar Aluminio Argentino SA, B                   Misc Materials & Commodities             294,678       $      742,722
   * Astra Cia Argentina de Petroleo SA               Energy Sources                         2,018,730            3,856,468
   * Atanor Cia Nacional Para la Industria
       Quimica SA, D                                  Chemicals                              1,894,877            2,748,066
   * Banco Bansud SA, B                               Banking                                  140,066            1,678,293
     Banco de Galicia y Buenos Aires SA, B            Banking                                3,309,686           19,894,794
     Banco Frances del Rio de la Plata SA             Banking                                  693,364            6,484,118
   * Buenos Aires Embotelladora SA, ADR               Beverages & Tobacco                      375,300            1,407,375
     Capex SA, A                                      Utilities Electrical & Gas                51,205              422,517
     Central Costanera SA, B                          Utilities Electrical & Gas               297,468              910,416
   * Ciadea SA                                        Automobiles                              424,725            2,017,808
   * Ipako Industrias Petroquimicas
       Argentinas SA, B                               Chemicals                              1,257,372            3,848,251
     Juan Minetti SA                                  Building Materials & Components          328,202            1,365,566
     Juan Minetti SA, conv.                           Building Materials & Components           50,462               50,471
     Molinos Rio de Plata SA, B                       Food & Household Products              4,063,114           14,467,290
     Nobleza Piccardo Sdad Industrial Comercial y
        Financial                                     Beverages & Tobacco                      127,550              484,777
     Perez Companc SA, B                              Energy Sources                         4,200,001           29,531,323
     Quilmes Industrial SA                            Beverages & Tobacco                      650,000            5,931,250
     Quilmes Industrial SA, reg                       Beverages & Tobacco                       44,000              352,000
   * Sevel Argentina SA, C                            Automobiles                            1,025,633            2,585,060
     Siderar, A                                       Metals & Mining                          225,447              649,404
   * Sociedad Comercial del Plata Cadelplata Come     Multi-Industry                         4,431,890           11,347,681
     Transportadora de Gas del Sur SA, B              Energy Sources                           352,647              867,668
     YPF Sociedad Anonima, ADR                        Energy Sources                           722,810           18,250,953
   * Zanella Hermanos SA                              Automobiles                              743,582              163,617
                                                                                                              -------------
                                                                                                                130,057,888
---------------------------------------------------------------------------------------------------------------------------
BRAZIL: 10.1%
     Aracruz Celulose SA, ADR                         Forest Products & Paper                   12,600              103,950
     Banco Bradesco SA                                Banking                              762,798,423            5,175,372
     Banco Bradesco SA, pfd.                          Banking                              111,832,897              810,415
   * Banco do Brasil SA                               Banking                              779,160,792            6,748,578
   * Banco do Brasil SA, wts., A                      Banking                              190,208,236              300,204
   * Banco do Brasil SA, wts., B                      Banking                              285,312,354              439,322
   * Banco do Brasil SA, wts., C                      Banking                              475,520,591              640,678
   * Banco do Brazil SA, pfd.                         Banking                              493,410,390            4,273,596
   * Banespa-Banco do Estado de Sao Paulo SA, pfd.    Banking                              708,897,530            3,411,113
     Brasmotor SA, pfd.                               Multi-Industry                        20,198,000            5,607,856
   * Cia Mesbla SA, pfd.                              Merchandising                         33,734,000                   --
     Cia Vale do Rio Doce, pfd.                       Metals & Mining                          332,941            6,408,257
     Companhia Siderurgica Nacional                   Metals & Mining                        1,180,000               33,500
     Copene-Petroquimica do Nordeste SA, A, pfd.      Chemicals                             15,725,700            6,053,585
     Duratex SA, pfd.                                 Forest Products & Paper              191,931,900            7,203,680
     Eletrobras-Centrais Eletricas Brasileiras SA     Utilities Electrical & Gas            41,006,000           14,680,235
     Eletrobras-Centrais Eletricas Brasileiras SA,
        B, pfd.                                       Utilities Electrical & Gas            56,362,106           20,937,131
     Itausa-Investimentos Itau SA, pfd.               Multi-Industry                        25,743,704           19,324,501
   * Mannesmann SA                                    Machinery & Engineering               10,362,720            1,408,357
   * Mannesmann SA, pfd.                              Machinery & Engineering                1,670,650              241,168
   * Marcopolo SA, pfd.                               Automobiles                            7,243,800            1,212,993
     Petrobras-Petroleo Brasileiro SA, pfd.           Energy Sources                       134,535,666           21,427,825
   * Refripar-Refrigeracao Parana Sa, pfd.            Appliances & Household Durables       75,597,000              170,968
     Telebras-Telecomunicacoes Brasileiras SA         Telecommunications                   303,867,531           21,786,287
     Telecomunicacoes Brasileiras SA (Telebras),
        pfd.                                          Telecommunications                    68,205,968            5,251,157
     Unibanco-Uniao de Bancos Brasileiros SA, pfd.    Banking                              148,251,168            4,836,603
                                                                                                              -------------
                                                                                                                158,487,331
---------------------------------------------------------------------------------------------------------------------------
CHILE: 0.1%
     Antofagasta Holdings PLC                         Metals & Mining                          197,000            1,147,429
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                            LOCAL CURRENCY          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
CHINA: 2.4%
     China First Pencil Co. Ltd., B                   Recreation & Other Consumer
                                                        Goods                                  657,140       $      290,456
     China Southern Glass Co. Ltd., B                 Building Materials & Components        3,321,240            2,061,148
     Chiwan Wharf Holdings Ltd., B                    Transportation                         4,908,000            3,490,077
     Guangdong Electric Power Development Co Ltd,
        B, 144A                                       Utilities Electrical & Gas               657,000              581,018
   * Guangshen Railway Co. Ltd., ADR                  Transportation                           140,000            2,887,500
     Guangzhou Shipyard International Co. Ltd., H     Machinery & Engineering                5,121,000            1,297,713
     Luoyang Glass Co. Ltd., H                        Misc Materials & Commodities             927,000              284,650
     Maanshan Iron & Steel Co. Ltd., H                Metals & Mining                        2,357,000              505,866
     Shandong Huaneng Power                           Utilities Electrical & Gas               195,000            1,901,250
     Shanghai Chlor-Alkali Chemical Co. Ltd., B       Chemicals                              4,831,000            1,343,018
     Shanghai Dazhong Taxi Shareholding Co. Ltd., B   Transportation                         1,504,100            1,242,387
   * Shanghai Erfangji Textile Machinery Co.
       Ltd., B                                        Machinery & Engineering                3,557,400              611,873
   * Shanghai Industrial Sewing Machine Corp.         Machinery & Engineering                  930,000              176,700
   * Shanghai Jin Jiang Tower Co. Ltd., B             Leisure & Tourism                      3,129,500              951,368
     Shanghai Jinqiao Export Processing Zone
        Development, B                                Real Estate                            2,679,300            1,446,822
     Shanghai Lujiaxui Finance & Trade Zn Dev
       Stock Co Ltd, B                                Real Estate                            6,387,220            6,221,152
   * Shanghai Narcissus Electric Appliances Co.
        Ltd., B                                       Appliances & Household Durables          726,000              152,460
     Shanghai New Asia Group Co. Ltd., B              Food & Household Products              1,900,000              828,400
     Shanghai Pechemical Co. Ltd., H                  Chemicals                              5,254,000            1,596,341
     Shanghai Refrigerator Compressor Co. Ltd., B     Industrial Components                    853,800              464,467
     Shanghai Rubber Belt Co. Ltd., B                 Industrial Components                     41,000                9,840
   * Shanghai Shangling Electric Appliance, B         Appliances & Household Durables        2,363,000            1,025,542
   * Shanghai Steel Tube Co. Ltd., B                  Machinery & Engineering                2,257,640              428,951
   * Shanghai Tyre & Rubber Co. Ltd., B               Industrial Components                  3,340,000            1,416,160
   * Shanghai Vacuum Electron Devices Co. Ltd., B     Appliances & Household Durables        2,668,334              517,657
   * Shanghai Wingsung Co. Ltd., B                    Recreation & Other Consumer
                                                        Goods                                  207,000               57,960
   * Shanghai Yaohua Pilkington Glass, B              Building Materials & Components        5,064,500            2,410,702
   * Shenzhen China Bicycles Co. (Holdings)           Recreation & Other Consumer
       Ltd., B                                        Goods                                  1,875,000              814,532
     Shenzhen Properties & Resources Develop.
        (Group) Ltd., B                               Real Estate                            1,874,616              993,720
     Shenzhen Vanke Co. Ltd., B                       Real Estate                            2,318,030            1,639,359
     Tsann Kuen Enterprise Co. Ltd., B                Appliances & Household Durables          600,000              301,765
                                                                                                              -------------
                                                                                                                 37,950,854
---------------------------------------------------------------------------------------------------------------------------
COLOMBIA: 3.2%
     Banco Ganadero SA, ADR C                         Banking                                  131,000            2,816,500
     Banco Industrial Colombiano SA                   Banking                                  212,705              740,937
     Bavaria SA                                       Beverages & Tobacco                       19,930               81,210
     Cementos Argos SA                                Building Materials & Components        1,763,262            9,243,895
     Cia Colombiana de Tabacos SA Coltabaco           Beverages & Tobacco                    1,799,040            5,365,652
     Compania Nacional de Chocolates SA               Food & Household Products              2,339,988           19,813,852
     Compania Suramericana de Seguros                 Insurance                                667,829           12,212,337
     Promigas SA                                      Utilities Electrical & Gas                97,438              309,880
                                                                                                              -------------
                                                                                                                 50,584,263
---------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC: 1.9%
   * CEZ                                              Utilities Electrical & Gas               110,850            3,990,665
   * CEZ, GDR                                         Utilities Electrical & Gas               175,030            6,301,080
   * CEZ, GDS, 144A                                   Utilities Electrical & Gas                26,000              936,000
     Chemopetrol Group AS                             Chemicals                                115,976            5,032,422
     Elektrarny Opatovice AS                          Energy Sources                             8,001            1,290,446
     Komercni Banka AS                                Banking                                    7,822              651,785


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                        SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                            LOCAL CURRENCY          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC (cont.)
   * SPT Telecom AS                                   Telecommunications                        51,000       $    6,350,151
     Tabak AS                                         Beverages & Tobacco                       17,604            4,434,338
                                                                                                              -------------
                                                                                                                 28,986,887
---------------------------------------------------------------------------------------------------------------------------
ECUADOR: 0.0%
     La Cemento Nacional CA, GDR                      Multi-Industry                             2,000              458,000
---------------------------------------------------------------------------------------------------------------------------
EGYPT: 0.2%
     Commercial International Bank Ltd.               Banking                                   19,735            2,978,078
---------------------------------------------------------------------------------------------------------------------------
GHANA: 0.2%
     Ashanti Goldfields Co. Ltd., GDR                 Metals & Mining                          160,000            1,980,000
---------------------------------------------------------------------------------------------------------------------------
GREECE: 4.2%
     Alpha Credit Bank                                Banking                                  319,670           20,342,990
     Alpha Leasing SA                                 Financial Services                       159,480            3,102,849
     Delta Dairy SA                                   Food & Household Products                406,200            4,643,038
     Delta Dairy SA, pfd.                             Food & Household Products                 71,544              594,484
     Elais Oleaginous Co.                             Food & Household Products                 61,200            1,747,614
     Ergo Bank SA                                     Banking                                  146,500            7,425,651
     Etba Leasing                                     Financial Services                       103,940            1,198,611
     Fourlis Brothers Corp. SA                        Appliances & Household Durables          114,240            1,435,467
     Hellas Can--Container Manufacturers              Metals & Mining                          139,580            1,954,720
     Hellenic Telecommunications Organizations
        OTE                                           Telecommunications                       210,320            3,593,283
     Hellenic Telecommunications Organizations
        OTE                                           Telecommunications                       678,000           11,583,519
     Intracom SA, reg.                                Electrical & Electronics                  50,000            1,124,802
     National Bank of Greece SA                       Banking                                   48,320            3,074,963
     Titan Cement Co., reg.                           Building Materials & Components           61,490            3,343,555
     X. Benrubi & Son SA                              Food & Household Products                181,880              583,880
                                                                                                              -------------
                                                                                                                 65,749,426
---------------------------------------------------------------------------------------------------------------------------
HONG KONG: 13.9%
     Cheung Kong Holdings Ltd.                        Multi-Industry                         3,186,000           28,319,542
     China Overseas Land & Investment Ltd.            Real Estate                            2,723,000            1,381,831
    *Citybus                                          Transportation                           618,693              163,982
     CNT Group Ltd.                                   Multi-Industry                        17,824,934            1,451,898
     Cross Harbour Tunnel Co. Ltd.                    Transportation                         1,268,010            2,762,424
     Dairy Farm International Holdings Ltd.           Merchandising                          5,909,271            4,756,963
     Dickson Concepts (International) Ltd.            Merchandising                             14,000               52,492
    *East Asiatic Co. (Hong Kong) Ltd. (The)          Wholesale & International Trade        1,684,000              174,181
    *Fu Hui Jewellery Co. (H.K.) Ltd.                 Recreation & Other Consumer
                                                        Goods                                2,860,000              266,236
     Goldlion Holdings Ltd.                           Textiles & Apparel                     1,248,000            1,024,604
     Great Wall Electronic International Ltd.         Electrical & Electronics                 751,132               93,230
     Hang Lung Development Co. Ltd.                   Real Estate                            8,905,000           19,572,694
     Hongkong Electric Holdings Ltd.                  Utilities Electrical & Gas             3,143,000           10,443,480
     Hopewell Holdings Ltd.                           Construction & Housing                 8,200,000            5,300,924
     HSBC Holdings PLC                                Banking                                1,538,721           32,924,989
     IMC Holdings Ltd.                                Transportation                           348,000              184,472
     Jardine International Motor Holdings Ltd.        Automobiles                              866,000            1,158,847
     Jardine Matheson Holdings Ltd. (Singapore)       Multi-Industry                           545,590            3,600,894
     Jardine Strategic Holdings Ltd. (Singapore)      Multi-Industry                         1,226,250            4,439,025
    *Jardine Strategic Holdings Ltd., wts.            Multi-Industry                           136,250               54,500
     JCG Holdings Ltd.                                Financial Services                       433,000              422,671
     Joyce Boutique Holdings Ltd.                     Merchandising                          1,708,000              432,824
     K Wah International Holdings Ltd.                Building Materials & Components       12,238,443            3,022,228
    *K Wah International Holdings Ltd., wts.          Building Materials & Components        1,086,860               70,261
     Lai Sun Development Co. Ltd.                     Real Estate                            3,385,000            5,120,499
    *Lai Sun Development Co. Ltd., wts.               Real Estate                            1,146,700              148,258


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                           LOCAL CURRENCY           VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
HONG KONG (cont.)
     Lai Sun Garment International Ltd.               Multi-Industry                         1,870,000       $    2,973,819
     Laws International Holdings Ltd.                 Textiles & Apparel                     3,128,000              489,350
     Leefung-Asco Printers Holdings Ltd.              Broadcasting & Publishing                462,000               45,397
    *Luks Industrial Co. Ltd.                         Appliances & Household Durables          700,000               68,783
    *Luks Industrial Co. Ltd., wts.                   Appliances & Household Durables          140,000                5,159
     New World Development Co. Ltd.                   Real Estate                            5,751,183           38,851,808
     NG Fund Hong Ltd.                                Food & Household Products              1,324,000            1,189,708
     Orient Overseas International Ltd.               Transportation                            98,000               63,986
    *S. Megga International Holdings Ltd.             Electronic Components &
                                                        Instruments                          1,626,000              107,216
     Semi-Tech (Global) Co. Ltd.                      Appliances & Household Durables        1,972,865            3,264,939
    *South Sea Development Co. Ltd.                   Real Estate                            1,845,000               83,490
     Stelux International Holdings Ltd.               Multi-Industry                         2,252,881              582,554
     Sun Hung Kai & Co. Ltd.                          Financial Services                     8,332,800            2,133,162
     Sun Hung Kai Properties Ltd.                     Real Estate                            2,315,000           28,359,461
     Swire Pacific Ltd., B                            Multi-Industry                         1,165,000            1,762,299
     Tian An China Investments Co. Ltd.               Real Estate                            2,451,000              351,750
     Tungtex (Holdings) Co. Ltd.                      Textiles & Apparel                     2,972,000              326,615
     Wheelock & Co. Ltd.                              Multi-Industry                         1,949,000            5,556,332
     Wing Shan International Ltd.                     Utilities Electrical & Gas               544,000               75,258
    *Wo Kee Hong Holdings Ltd.                        Merchandising                          5,148,000              419,321
    *Wo Kee Hong Holdings Ltd., wts.                  Merchandising                          1,029,600               11,448
    *Yaohan Hongkong Corp. Ltd.                       Merchandising                          4,702,000              188,457
     Yue Yuen Industrial (Holdings) Ltd.              Recreation & Other Consumer
                                                        Goods                                9,839,000            3,752,673
                                                                                                              -------------
                                                                                                                218,006,934
---------------------------------------------------------------------------------------------------------------------------
HUNGARY: 0.9%
    *Danubius Hotel and Spa RT                        Leisure & Tourism                         17,000              446,815
     Egis RT, certificate                             Multi-Industry                             2,350              137,265
     Egis RT                                          Multi-Industry                            29,000            1,693,908
    *Fotex First Hungarian-American Photo-Service     Multi-Industry                         1,784,000              988,320
     Gedeon Richter Ltd., Global invt. ctf            Health & Personal Care                    11,000              646,250
    *Ibusz                                            Leisure & Tourism                         51,040              183,792
     Inter-Europa Bank RT                             Banking                                    1,408              322,177
     Mol Magyar Olay -- Es Gazipari RT                Energy Sources                             6,830               85,322
     OTP Bank, GDR                                    Banking                                   75,000            1,345,083
     Pick Szeged RT                                   Food & Household Products                 28,000            1,657,143
     Pick Szeged RT, GDR                              Food & Household Products                 10,910              645,694
    *Tiszai Vegyi Kombinat RT                         Chemicals                                 86,176              980,605
    *Tiszai Vegyi Kombinat RT, GDR, 144A              Chemicals                                272,000            3,073,600
    *Tiszai Vegyi Kombinat RT, GDR, S                 Chemicals                                157,000            1,774,100
                                                                                                              -------------
                                                                                                                 13,980,074
---------------------------------------------------------------------------------------------------------------------------
INDIA: 1.8%
     Arvind Mills Ltd.                                Textiles & Apparel                       299,400            1,014,703
     Bharat Petroleum Corp., Ltd.                     Energy Sources                            20,000              166,248
     Bombay Dyeing & Manufacturing Co. Ltd.           Chemicals                                 39,650              122,213
     Bses Ltd.                                        Utilities Electrical & Gas                55,250              318,246
     Cochin Refineries Ltd.                           Energy Sources                            69,950              193,167
     Grasim Industries Ltd Ord INR10                  Multi-Industry                           159,850            1,864,917
     Great Eastern Shipping Co. Ltd.                  Transportation                           434,000              411,604
     Gujarat Narmanda Valley Fertilizers Co. Ltd.,
        ADR                                           Chemicals                                 29,000               79,750
     Hindalco Industries                              Metals & Mining                          149,875            2,744,573
     Hindustan Organic Chemicals Ltd.                 Chemicals                                 34,000               28,926
     Hindustan Petroleum Corp. Ltd.                   Energy Sources                           268,400            2,485,601
    *India Cements Ltd.                               Building Materials & Components          178,000              446,862
     India Cements Ltd., GDR                          Building Materials & Components          320,400              801,000
     Indian Aluminium Co. Ltd.                        Metals & Mining                           38,900              165,203


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                            LOCAL CURRENCY        VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
INDIA (cont.)
     Indian Petrochemicals Corp. Ltd.                 Chemicals                                677,400       $    2,272,172
     Indian Rayon & Industries Ltd., GDR              Multi-Industry                            31,000              265,050
     Indian Rayon and Industries Ltd.                 Multi-Industry                           107,300              897,908
     Indo Gulf Fertilisers & Chemicals Corp. Ltd.     Chemicals                              1,110,200              898,070
    *Indo Gulf Fertilisers & Chemicals, GDR           Chemicals                                 28,700               20,807
     Industrial Credit & Inv. Corp. of India
        (ICICI)                                       Financial Services                     1,232,850            2,020,361
     Industrial Development Bank of India             Banking                                  663,900            1,611,138
     ITC Bhadrachalam Paperboards Ltd.                Forest Products & Paper                   96,700              159,144
     Larsen and Toubro Ltd.                           Multi-Industry                           485,000            2,959,379
     National Aluminium Co. Ltd.                      Metals & Mining                          703,300              608,153
     Oriental Bank of Commerce                        Banking                                  205,000              444,596
     Reliance Industries Ltd.                         Chemicals                                128,200              726,824
     Shipping Corporation of India Ltd.               Transportation                           516,000              367,029
     State Bank of India                              Banking                                   74,400              470,059
     Steel Authority of India Ltd, GDR, reg S         Metals & Mining                           45,000              432,585
     Steel Authority of India Ltd.                    Metals & Mining                        1,313,000              677,559
     Steel Authority of India Ltd., GDR, 144A         Metals & Mining                           62,000              596,006
    *Sterlite Industries (India) Ltd.                 Metals & Mining                           34,700              188,503
     Tata Chemicals Ltd.                              Chemicals                                139,050              668,099
     Tata Iron & Steel Co. Ltd.                       Metals & Mining                          324,600            1,482,657
     Wockhardt                                        Health & Personal Care                     7,400               42,057
                                                                                                              -------------
                                                                                                                 28,651,169
---------------------------------------------------------------------------------------------------------------------------
INDONESIA: 5.5%
    *Asia Pulp & Paper Co. Ltd., ADR                  Forest Products & Paper                  295,500            3,361,312
     PT Bank Dagang Nasional Indonesia, fgn.          Banking                                1,153,000            1,171,549
     PT Bank Danamon, fgn.                            Banking                                  717,000              675,413
     PT Bank PDFCI, fgn.                              Banking                                  243,000              226,334
     PT Barito Pacific Timber, fgn.                   Forest Products & Paper               20,657,000           12,681,054
     PT BBL Dharmala Finance, fgn.                    Financial Services                     1,433,000            1,759,399
     PT Bimantara Citra, fgn.                         Multi-Industry                         1,897,500            2,530,535
     PT Branta Mulia, fgn.                            Automobiles                            1,429,200            1,573,209
    *PT Charoen Pokphand Indonesia, fgn.              Food & Household Products              5,484,000            6,065,601
     PT Dharmala Intiland, fgn.                       Real Estate                            1,647,000            2,440,517
     PT Duta Pertiwi Nusantura, fgn.                  Chemicals                                 59,813               25,956
     PT Eratex Djaja, fgn.                            Textiles & Apparel                       215,000               63,717
     PT Gadjah Tunggal, fgn.                          Automobiles                           10,945,000            4,749,630
     PT Gajah Surya Multi Finance, fgn.               Financial Services                       731,000              441,014
     PT Ganda Wangsa Utama, fgn.                      Textiles & Apparel                       463,600              166,833
     PT Intan Wijaya Chemical Industry, fgn.          Chemicals                                141,000               65,665
     PT Inter-Pacific Bank, fgn.                      Banking                                  589,500              418,041
     PT Jakarta International Hotel & Development,
        fgn.                                          Real Estate                            3,095,000            2,227,561
     PT Japfa Comfeed Indonesia, fgn.                 Food & Household Products              1,661,000            1,054,826
     PT Kalbe Farma, fgn.                             Health & Personal Care                   313,000              357,790
     PT Metrodata Electronic, fgn.                    Electrical & Electronics                  45,000               64,776
     PT Multibreeder Adirama, fgn.                    Food & Household Products                221,250               81,962
     PT Pabrik Kertas Tjiwi Kimia, fgn.               Forest Products & Paper                2,331,790            2,319,943
     PT Panasia Indosyntec, fgn.                      Textiles & Apparel                     3,912,500              952,450
     PT Polysindo Eka Perkasa, fgn.                   Textiles & Apparel                    12,120,000            6,927,180
     PT Pudjiadi Prestige Ltd., fgn.                  Real Estate                            1,713,600              616,664
   +*PT Sarasa Nugraha, fgn.                          Textiles & Apparel                     2,333,500              889,141
     PT Semen Cibinong, fgn.                          Building Materials & Components          610,500            1,718,808
     PT Sinar Mas Agro Resources & Technology
        Corp., fgn.                                   Food & Household Products              3,690,500            2,617,099
     PT Sinar Mas Multi Artha, fgn.                   Financial Services                    11,520,600            9,633,017
     PT Sumalindo Lestari Jaya, fgn.                  Forest Products & Paper                2,472,000            1,831,499
     PT Summarecon Agung, fgn.                        Real Estate                            1,776,604              601,729
     PT Tambang Timah (Persero), fgn.                 Metals & Mining                        1,476,000            2,687,045


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                            LOCAL CURRENCY         VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
INDONESIA (cont.)
     PT Ultra Jaya Milk, fgn.                         Food & Household Products              3,254,300       $    1,515,550
     PT Unggul Indah Corp., fgn.                      Chemicals                              2,937,000            2,984,251
     PT United Tractors, fgn.                         Machinery & Engineering                4,071,000            8,531,520
                                                                                                              -------------
                                                                                                                 86,028,590
---------------------------------------------------------------------------------------------------------------------------
ISRAEL: 1.2%
     Agis Industries Ltd.                             Health & Personal Care                    89,190              653,213
     Bank Hapoalim BM                                 Banking                                2,437,934            3,862,580
     Clal Industries Ltd.                             Multi-Industry                         1,425,878            6,816,894
     Discount Investment Corp.                        Multi-Industry                            66,433            4,260,132
     First International Bank of Israel               Banking                                   20,139            2,323,540
    *Koor Industries Ltd.                             Multi-Industry                            15,000            1,307,009
                                                                                                              -------------
                                                                                                                 19,223,368
---------------------------------------------------------------------------------------------------------------------------
KOREA (SOUTH): 2.8%
     Asia Cement Co. Ltd.                             Building Materials & Components           40,190            1,008,317
     Boram Bank Co. Ltd.                              Banking                                  455,650            3,774,615
    *Boram Bank Co. Ltd., new                         Banking                                   50,049              387,954
     BYC Co. Ltd.                                     Textiles & Apparel                         6,200              660,355
     Central Banking Corp.                            Financial Services                       213,784            3,288,985
    *Cho Hung Bank, GDR 144A                          Banking                                  700,000            5,250,000
     Dae Duck Electronics Co. Ltd.                    Electrical & Electronics                  16,120              780,246
     Daegu Bank Co. Ltd.                              Banking                                  243,272            2,904,840
     Daehan Synthetic Fiber Co. Ltd.                  Textiles & Apparel                         7,790              677,592
     Dongkuk Steel Mill Co. Ltd.                      Metals & Mining                          110,350            2,180,882
     Hae In Corp. Ltd.                                Merchandising                              5,500              246,036
    *Hana Bank, GDR                                   Banking                                  240,854            3,644,121
     Hankook Cosmetics Co. Ltd.                       Health & Personal Care                    14,940              335,929
     Korea First Bank                                 Banking                                  640,000            3,241,657
     Korea Kumho Petrochemical                        Chemicals                                377,000            3,123,077
     Kyong Nam Bank                                   Banking                                  174,550            1,914,886
     Kyung Dong Boiler Co Ltd                         Energy Equipment & Services               27,573              923,451
     Moon Bae Steel Co. Ltd.                          Metals & Mining                            9,000              207,692
     Samsung Electronics Co. Ltd.                     Multi-Industry                               500               29,683
     Shinsung Industries Co. Ltd.                     Electrical & Electronics                  14,000              316,450
     Ssangyong Oil Refining Co Ltd                    Energy Equipment & Services              328,000            7,181,065
     Tong Yang Merchant Bank                          Financial Services                       105,093            1,181,519
                                                                                                              -------------
                                                                                                                 43,259,352
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA: 3.5%
    *Aokam Perdana Bhd.                               Multi-Industry                         2,169,000            2,567,931
     Berjaya Singer Bhd.                              Appliances & Household Durables        2,189,000            3,293,684
     Berjaya Singer Bhd., fgn.                        Appliances & Household Durables          540,000              812,512
     Boustead Holdings Bhd., fgn.                     Food & Household Products                479,000            1,071,610
     Federal Flour Mills Bhd.                         Food & Household Products                957,500            2,388,537
     Hong Leong Industries Bhd.                       Multi-Industry                           897,000            3,054,524
    *Hong Leong Industries Bhd., new                  Multi-Industry                           531,000            1,797,684
    *Hong Leong Industries Bhd., wts., fgn.           Multi-Industry                           221,250               52,564
     Island & Peninsula Bhd., fgn.                    Real Estate                              311,000            1,040,566
     Leader Universal Holdings Bhd.                   Industrial Components                  1,419,000            2,977,905
     Malayawata Steel Bhd., fgn.                      Metals & Mining                        1,139,000            2,146,759
     Malaysian International Shipping Corp. Bhd.,
        fgn.                                          Transportation                         2,051,333            6,091,862
     MBF Capital Bhd.                                 Financial Services                     4,461,000            7,242,170
     Oriental Holdings Bhd., fgn.                     Automobiles                              745,600            5,077,933
     Perlis Plantations Bhd.                          Multi-Industry                            12,500               38,769
     Perlis Plantations Bhd., fgn.                    Multi-Industry                         1,956,750            6,082,157
     Renong Bhd.                                      Multi-Industry                         4,097,000            7,267,694
    *Renong Bhd., wts.                                Multi-Industry                            32,750               16,080

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                           LOCAL CURRENCY           VALUE
---------------------------------------------------------------------------------------------------------------------------

LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA (cont.)
     Renong, 4.0%, conv., 9/9/2001                    Multi-Industry                            52,400**     $       21,993
     Shangri-La Hotels (Malaysia) Bhd.                Leisure & Tourism                      1,832,000            1,726,454
                                                                                                              -------------
                                                                                                                 54,769,388
---------------------------------------------------------------------------------------------------------------------------
MEXICO: 9.0%
     Alfa SA de CV, A                                 Multi-Industry                           424,774            1,961,450
     Cementos Mexicanos SA de CV (Cemex), B           Building Materials & Components        5,529,875           21,565,951
    *Cifra SA, C                                      Merchandising                         12,503,602           15,248,295
     Coca Cola Femsa SA de CV, ADR                    Beverages & Tobacco                      170,700            4,928,963
     Cydea SA de CV                                   Chemicals                                910,231            1,636,149
    *DESC SA, A                                       Multi-Industry                           104,000              531,758
    *DESC SA, B                                       Multi-Industry                           548,544            2,996,366
    *DESC SA, C                                       Multi-Industry                           398,948            2,176,679
     Fomento Economico Mexicano SA de CV, B           Beverages & Tobacco                    1,198,000            4,108,994
     Grupo Carso SA de CV                             Multi-Industry                            74,285              391,619
    *Grupo Financiero Banamex Accival SA, B           Banking                                3,704,000            7,820,183
    *Grupo Financiero Banamex Accival SA, L           Banking                                6,837,518           13,463,101
    *Grupo Financiero Bancomer SA de CV, B            Banking                               15,276,934            6,113,102
    *Grupo Financiero Bancomer SA de CV, L            Banking                               20,434,553            6,879,010
    *Grupo Financiero Serfin SA, B                    Banking                               13,486,114            4,642,704
     Telmex-Telefonos de Mexico SA, L                 Telecommunications                       181,000              298,448
     Telmex-Telefonos de Mexico SA, L, ADR            Telecommunications                     1,138,500           37,570,500
     Vitro SA                                         Food & Household Products              3,644,692            6,620,820
                                                                                                              -------------
                                                                                                                138,954,092
---------------------------------------------------------------------------------------------------------------------------
PAKISTAN: 0.5%
    *Bank of Punjab                                   Banking                                  690,040              277,187
    *DG Khan Cement Co.                               Building Materials & Components        1,156,400              266,884
     Engro Chemical                                   Chemicals                                321,100            1,077,546
     Fauji Fertilizer Co. Ltd.                        Chemicals                                265,000              446,296
     Khadim Ali Sham Bukhari & Co. Ltd.               Financial Services                       219,120               87,473
     National Development Leasing Corp.               Financial Services                       273,375               49,450
    *Pakistan Electron Ltd.                           Appliances & Household Durables          110,000               32,248
    *Pakistan International Airlines Corp.            Transportation                           309,300               67,524
    *Pakistan Telecom Corp. PTC, GDR                  Telecommunications                        10,000              620,000
    *Pakistan Telecom Corp. PTC                       Telecommunications                     6,993,100            4,379,422
    *Pakistan Telecommunications Corp., PTC, A        Telecommunications                     1,374,000              860,466
    *Union Bank Ltd.                                  Banking                                  530,878              132,455
                                                                                                              -------------
                                                                                                                  8,296,951
---------------------------------------------------------------------------------------------------------------------------
PERU: 0.0%
     Cpt-Telefonica Del Peru SA, ADR B                Telecommunications                        28,000              528,500
---------------------------------------------------------------------------------------------------------------------------
PHILIPPINES: 1.3%
    *Belle Corp.                                      Real Estate                           23,446,000            6,507,825
    *Keppel Philippine Holdings Inc., B               Machinery & Engineering                  825,000               90,970
    *Philex Minning Corp., B                          Metals & Mining                       10,051,610            1,146,571
     Philippine Long Distance Telephone Co., ADR      Telecommunications                       105,905            5,401,155
    *Philippine National Bank                         Banking                                  175,894            2,089,995
     RFM Corp.                                        Food & Household Products             21,092,100            3,608,914
     Sime Darby Pilipinas Inc.                        Industrial Components                    956,400            1,236,411
                                                                                                              -------------
                                                                                                                 20,081,841
---------------------------------------------------------------------------------------------------------------------------
POLAND: 1.8%
     Bank Gdanski SA                                  Banking                                  159,470            2,074,434
    *Bank Inicjatyw Gospodarczch SA, G                Banking                                4,497,262            6,273,644
     Bank Przemyslowo-Handlowy SA                     Banking                                   53,751            3,467,927
    *Farm Food S.A., rts.                             Food & Household Products                  9,392               43,236
     Farm Food SA                                     Food & Household Products                 46,961              756,643
     Huta Olawa SA                                    Metals & Mining                           20,221               87,445

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                       SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                            LOCAL CURRENCY         VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
POLAND (cont.)
     Mostostal Export SA                              Construction & Housing                   730,880       $    1,733,272
     Polifarb Ceiszyu SA                              Chemicals                                366,950            2,034,772
    *Raciborska Fabryka Kotlow SA                     Energy Equipment & Services               97,732              555,567
    +Rolimpex SA                                      Wholesale & International Trade        1,007,306            7,833,900
     Warta SA                                         Insurance                                 66,000            1,070,308
     Wielkopolski Bank Kredytowy SA                   Banking                                  159,622            1,079,956
     Zaklady Cementowo Wapiennicze Gorazdze Chorula   Building Materials & Components           49,877            1,243,707
                                                                                                              -------------
                                                                                                                 28,254,811
---------------------------------------------------------------------------------------------------------------------------
PORTUGAL: 4.9%
     Banco Comercial Portugues SA                     Banking                                1,805,262           23,810,131
     Banco Comercial Portugues, 8.75%, conv.,
        5/21/02                                       Banking                                3,000,000            3,883,888
     Banco Espirito Santo e Comercial de Lisboa       Banking                                  992,255           17,458,056
     Banco Totta & Acores SA                          Banking                                  593,219           11,187,181
     BPI Socieda de Gestora de Participacoes Socias
        SA                                            Banking                                  641,655            7,987,063
    *BPI Socieda de Gestora de Participacoes
       Socias, new                                    Banking                                  243,828            2,877,815
     Cel-Cat Fabrica Nacional de Conductores
        Electricos SA                                 Electronic Components &
                                                        Instruments                              9,522              163,357
    +Compta-Equipamentos e Servicos de Informatica
        SA                                            Business & Public Services                75,240              921,999
     Espirito Santo Financial Holding SA, ADR         Banking                                  383,420            5,080,315
     Portucel Industrial Empresa Product de
        Celulose SA                                   Forest Products & Paper                  278,000            1,613,673
     Portugal Telecom SA                              Telecommunications                        38,000            1,083,263
    *Sociedade Portuguesa de Celulose SA              Forest Products & Paper                   47,510            1,268,568
                                                                                                              -------------
                                                                                                                 77,335,309
---------------------------------------------------------------------------------------------------------------------------
RUSSIA: 1.6%
    *Chernogorneft                                    Energy Sources                            28,000              325,500
     GUM Trade House                                  Merchandising                             55,000            1,512,500
     Irkutskenergo                                    Utilities Electrical & Gas            23,367,000            3,084,444
    *Kamaz                                            Automobiles                              980,000            1,249,500
    *Krasnoyarsk Aluminum Plant                       Metals & Mining                           24,086              281,806
    *Lukoil Holdings., pfd.                           Energy Sources                           151,000            1,242,730
     Lukoil-Holdings                                  Energy Sources                           137,000            1,574,130
    *Megionneftegaz                                   Multi-Industry                           178,000              569,600
     Mosenergo                                        Utilities Electrical & Gas             2,990,000            3,049,800
    *Norilsk Nickel                                   Metals & Mining                          199,000            1,044,750
    *Novolipetsk Mettallurgy                          Multi-Industry                             4,000              134,000
    *Noyabrskneftegaz                                 Multi-Industry                            84,959              533,118
     Primorsk Shipping                                Transportation                            75,000              131,250
    *Purneftegaz                                      Energy Sources                           746,000            1,939,600
     Rostelekom                                       Telecommunications                     1,461,000            3,491,790
    *Rostelekom, pfd.                                 Telecommunications                       261,000              502,425
    *Saint Petersburg City Telephone Net, pfd.        Telecommunications                        10,000                9,250
    *Unified Energy System                            Utilities Electrical & Gas            47,860,000            4,379,190
    *Uralmash                                         Machinery & Engineering                    3,050               10,370
                                                                                                              -------------
                                                                                                                 25,065,753
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE: 2.6%
     Acer Computer International Ltd.                 Electrical & Electronics                 943,000            1,621,960
    *Acer Computer International Ltd., wts.           Electrical & Electronics                 114,800               53,956
     Acma Ltd., fgn.                                  Electrical & Electronics                 332,600              717,825
    *Acma Ltd., fgn., wts.                            Electrical & Electronics                  83,150               53,183
     British American Tobacco Ltd.                    Beverages & Tobacco                       44,000              188,666

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                        SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                             LOCAL CURRENCY        VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE (cont.)
     Chemical Industries (Far East) Ltd.              Chemicals                                800,500       $    1,887,837
     First Capital Corp. Ltd.                         Real Estate                              794,000            2,394,540
     First Capital Corp. Ltd., fgn.                   Real Estate                            1,141,000            3,441,021
     GP Batteries International Ltd.                  Electrical & Electronics                  37,000              122,840
    *GP Batteries International Ltd., wts.            Electrical & Electronics                   9,250               11,748
     Hai Sun Hup Group Ltd.                           Transportation                         2,748,000            2,022,754
     Hinds Hotels International Ltd.                  Leisure & Tourism                        268,000              342,829
     Hinds Hotels International Ltd., fgn.            Leisure & Tourism                        188,000              240,492
     Hour Glass Ltd.                                  Merchandising                            320,000              233,259
     Inchcape Bhd., fgn.                              Wholesale & International Trade        1,135,000            3,942,042
     Isetan (Singapore) Ltd., fgn.                    Merchandising                             97,000              209,694
     Jaya Holdings Ltd.                               Transportation                           748,000              545,244
     Jaya Holdings Ltd., 3.00%, conv. ln. stk.,
        8/31/98                                       Transportation                            80,400               65,358
    *Jaya Holdings Ltd., wts.                         Transportation                            75,240               31,455
     Jurong Shipyard, fgn                             Machinery & Engineering                1,569,000            7,904,988
     Natsteel Ltd.                                    Metals & Mining                          954,000            2,168,027
     Natsteel Ltd., fgn.                              Metals & Mining                        1,489,000            3,383,849
    *Osprey Maritime Ltd.                             Transportation                           331,000              503,845
     Prima Ltd.                                       Food & Household Products                100,000              368,041
     Sembawang Corp. Ltd.                             Multi-Industry                           857,000            4,532,123
     Singapore Bus Service (1978) Ltd., fgn.          Transportation                           249,600            1,311,056
     TIBS Holdings Ltd.                               Transportation                            78,000              137,683
     WBL Corp. Ltd.                                   Multi-Industry                           810,000            1,898,664
                                                                                                              -------------
                                                                                                                 40,334,979
---------------------------------------------------------------------------------------------------------------------------
SLOVAK REPUBLIC: 0.4%
     Nafta Gbely AS                                   Utilities Electrical & Gas                53,570            2,673,275
    *Slovakofarma AS                                  Health & Personal Care                       299               33,593
     Slovnaft AS                                      Chemicals                                118,971            2,896,072
    *Vychodoslovenske Zeleziarne AS                   Metals & Mining                           12,250              214,091
                                                                                                              -------------
                                                                                                                  5,817,031
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA: 2.5%
     Anglo American Industrial Corp. Ltd.             Multi-Industry                            55,577            2,013,530
     Anglo American Platinum Corp. Ltd.               Metals & Mining                           33,852              200,789
     Anglovaal Industried Ltd.                        Multi-Industry                           235,370            1,064,032
     BTR Dunlop Ltd.                                  Industrial Components                  1,276,700            1,384,900
     CG Smith Ltd.                                    Multi-Industry                           131,400              641,763
     Del Monte Royal Foods Ltd                        Food & Household Products              3,351,450            3,366,852
     Engen Ltd.                                       Energy Sources                         1,426,441            7,622,320
     First National Bank Holdings Ltd.                Banking                                  327,400            1,602,535
     Kersaf Investments Ltd.                          Leisure & Tourism                         28,000              256,599
     Malbak Ltd.                                      Multi-Industry                           294,700            1,291,301
    *McCarthy Retail Ltd.                             Appliances & Household Durables          442,000            1,133,697
     McCarthy Retail, zero, conv., 9/30/2003          Appliances & Household Durables          105,000**            246,874
     Nedcor Ltd.                                      Banking                                  104,488            1,429,354
     Palabora Mining Co. Ltd.                         Metals & Mining                          160,200            2,619,493
     Potgietersrust Platinums Ltd.                    Metals & Mining                           65,000              319,547
    *Rainbow Chicken Ltd.                             Food & Household Products                334,500               62,918
    *Rainbow Chicken Ltd., conv., pfd.                Food & Household Products                802,800              164,730
     Rembrandt Group Ltd.                             Multi-Industry                           177,670            1,585,492
     Reunert Ltd.                                     Electrical & Electronics                 232,400              769,948
     Sappi Ltd.                                       Forest Products & Paper                  548,540            4,924,373
     South African Breweries Ltd.                     Beverages & Tobacco                       69,600            1,762,873
     South African Iron & Steel Industrial Corp.
        Ltd.                                          Metals & Mining                        5,156,326            3,681,122
     Sun International (South Africa) Ltd.            Leisure & Tourism                      1,793,428            1,437,502
                                                                                                              -------------
                                                                                                                 39,582,544
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                     SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                         LOCAL CURRENCY             VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
SRI LANKA: 0.0%
     Aitken Spence & Co. Ltd.                         Multi-Industry                            50,000       $       78,882
     Associated Motorways Ltd.                        Automobiles                              100,512               47,838
   * Ceylon Holiday Resorts Ltd.                      Leisure & Tourism                        185,000               65,221
     Lanka Walltile Ltd.                              Building Materials & Components           34,000               16,182
     National Develpoment Bank of Sri Lanka           Banking                                   70,000              240,613
     United Motor Lanka Ltd.                          Automobiles                              134,400               65,447
                                                                                                              -------------
                                                                                                                    514,183
---------------------------------------------------------------------------------------------------------------------------
TAIWAN: 0.0%
   * United Microelectronics Corp.                    Electronic Components &
                                                        Instruments                            301,000              426,873
---------------------------------------------------------------------------------------------------------------------------
THAILAND: 2.0%
     American Standard Sanitaryware (THB) Public
        Co. Ltd., fgn                                 Building Materials & Components          180,200            2,388,989
   * Asia Fibre Public Co. Ltd., fgn.                 Textiles & Apparel                       669,500              242,781
     Ayudhya Insurance Public Co. Ltd.                Insurance                                  4,100               31,654
     Ayudhya Insurance Public Co. Ltd., fgn.          Insurance                                180,800            1,395,867
     Bangkok Bank Public Co. Ltd.                     Banking                                  286,000            2,130,001
     Bangkok Insurance, fgn.                          Insurance                                  4,900               69,547
     Bangkok Land Public Co. Ltd., fgn.               Real Estate                              815,000              905,697
     Chareon Pokphand Feedmill Public Co. Ltd.,
        fgn.                                          Food & Household Products                 66,000              239,336
     Charoen Pokphand Feedmill Public Co. Ltd.        Food & Household Products                762,900            2,379,786
     Hua Thai Manufacturing Public Co. Ltd.           Textiles & Apparel                       125,100              331,701
     Karat Sanitaryware Public Co. Ltd., fgn.         Building Materials & Components          242,550              282,546
     Kian Gwan (Thailand) Public Co. Ltd., fgn.       Real Estate                              104,000              281,837
   * Land and House Public Co. Ltd.                   Multi-Industry                            99,000              671,684
     Regional Container Lines Public Co. Ltd., fgn.   Transportation                           108,400            1,048,241
   * Royal Ceramic Industry Public Co. Ltd., fgn.     Building Materials & Components          206,700              149,105
     Saha Pathanapibul Public Co Ltd., fgn.           Food & Household Products                593,100            1,387,585
     Saha Union Public Co. Ltd.                       Multi-Industry                         2,622,100            2,249,325
     Saha Union Public Co. Ltd., fgn.                 Multi-Industry                         1,074,300              963,460
     Sanyo Universal Electric Public Co Ltd., fgn.    Appliances & Household Durables          434,100            1,371,056
     Sanyo Universal Electric Public Co. Ltd.         Appliances & Household Durables          141,800              447,859
     Siam Cement Co. Ltd.(The), fgn.                  Building Materials & Components           66,600            2,087,905
     Siam City Bank Public Co. Ltd., fgn.             Banking                                1,560,000            1,459,877
   * Siam Commercial Bank Ltd., loc.                  Banking                                  190,000            1,244,639
     Sino-Thai Engineering & Construction Public
        Co.                                           Construction & Housing                   261,000              681,861
     Sino-Thai Engineering & Construction Public
        Co., fgn.                                     Construction & Housing                   637,900            1,666,509
     Thai Asahi Glass Public Co. Ltd.                 Building Materials & Components           94,910              106,397
     Thai Asahi Glass Public Co. Ltd., fgn.           Building Materials & Components           32,000               35,873
     Thai Farmers Bank Public Co. Ltd.                Banking                                  589,000            2,870,818
     Thai Rayon Public Co. Ltd.                       Textiles & Apparel                        33,782              128,431
     Thai Rayon Public Co. Ltd., fgn.                 Textiles & Apparel                        37,978              207,320
     Thai Wacoal Public Co. Ltd., fgn.                Textiles & Apparel                       236,550            1,044,580
     Thai Wah Public Co. Ltd., fgn.                   Multi-Industry                             8,450                5,107
     United Motor Works (Siam) Public Co. Ltd.        Machinery & Engineering                    2,100                7,001
                                                                                                              -------------
                                                                                                                 30,514,375
---------------------------------------------------------------------------------------------------------------------------
TURKEY: 4.0%
     Akbank                                           Banking                              114,349,010           15,552,236
   * Akcansa Cimento                                  Building Materials & Components       13,024,740            1,200,990
   * Alarko Sanayii ve Ticaret SA                     Appliances & Household Durables        1,704,000              235,685
   * Alcatel Teletas Endustri Tic AS                  Telecommunications                    18,500,000            1,313,509
     Anadolu Anonim Turk Sigorta Sirketi              Insurance                              5,504,000              243,607
     Arcelik AS                                       Appliances & Household Durables       49,180,285            4,988,318
     Bagfas                                           Chemicals                              3,302,000              745,957
     Beko Elektronik AS                               Appliances & Household Durables       23,143,137            2,187,341
     Borusan AS                                       Industrial Components                  4,898,000              307,113

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                      SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                           LOCAL CURRENCY           VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
---------------------------------------------------------------------------------------------------------------------------
TURKEY (cont.)
   * Celik Halat ve Sanayii ve Ticaret AS             Building Materials & Components        2,307,495       $      119,151
     Cimentas Izmir Cimento Fabrikasi Turk AS         Building Materials & Components       12,530,450            1,328,725
     Cimsa Cimento Sanayi ve Ticaret AS               Building Materials & Components       14,151,000            1,304,841
     Erciyas Biracilik                                Food & Household Products             21,635,000            2,344,041
     Eregli Demir ve Celik Fabrikalari AS             Metals & Mining                       56,398,000            6,760,479
     Finans Bank AS, br.                              Banking                               37,675,827              738,231
     Izocam Ticaret ve Sanayii AS, br.                Building Materials & Components        5,761,194              382,486
     Kartonsan                                        Forest Products & Paper               13,481,000            1,305,214
     Koc Holding AS                                   Multi-Industry                         5,493,333              962,410
     Koc Yatirim ve Sanayii Mamullesi Pazarlanca AS   Multi-Industry                        13,065,962            2,499,942
     Marshall Boya ve Vernik Sanayii AS               Industrial Components                  7,106,568              543,887
     Netas Northern Electric Telekomunic Asyon AS     Electrical & Electronics               3,669,000              828,866
     Otosan Otomobil Sanayii AS                       Automobiles                            7,097,500            2,879,576
     Petkim Petrokimya Holding AS                     Chemicals                              3,063,000            1,228,589
   * Sasa Sun'i Sente                                 Chemicals                              4,000,000              269,249
     Tat Konserve Sanayii AS                          Food & Household Products              6,712,331            1,005,767
     Tekstil Bankasi AS, br.                          Banking                                1,287,171               35,606
   * Tofas Turk Otomobil Fabrikasi AS                 Automobiles                           70,304,750            2,755,142
     Trakya Cam Sanayii AS                            Building Materials & Components        7,337,520              372,120
     Turk Demir Dokum, br.                            Appliances & Household Durables       17,389,995            1,571,433
     Turkiye Garanti Bankasi AS                       Banking                              118,673,712            5,361,929
     Vakif Finansal Kiralama AS                       Financial Services                    11,368,730              440,283
                                                                                                              -------------
                                                                                                                 61,812,723
---------------------------------------------------------------------------------------------------------------------------
VENEZUELA: 1.4%
   * Banco Provincial SAICA                           Banking                                  118,835              220,825
     Ceramica Carabobo CA, A                          Building Materials & Components          257,400              281,043
     Ceramica Carabobo CA, A, ADR                     Building Materials & Components          143,000              156,135
     Ceramica Carabobo CA, B                          Building Materials & Components        1,443,198            1,575,759
     Consolidada Carabobo, A                          Building Materials & Components        2,153,068               94,372
     Consolidada Carabobo, B                          Building Materials & Components        9,405,918              383,145
     Electricidad de Caracas                          Utilities Electrical & Gas             8,031,745            8,145,495
     Fabrica Nacional de Cementos CA                  Building Materials & Components          428,992               99,084
     H.L. Boulton & Co. SA                            Multi-Industry                        15,283,983            1,155,313
     Industrias Ventane                               Utilities Electrical & Gas               280,000              186,959
   * Manufacturera de Aparatos Domesticos SA          Appliances & Household Durables          180,613              199,478
     Mavesa SA, ADR                                   Food & Household Products                661,312            4,428,140
     Siderurgica Venezolana Sivensa Saica Svs         Metals & Mining                          341,648              256,816
     Siderurgica Venezolana Sivensa Saica SVS, ADR    Metals & Mining                          362,630            1,362,941
     Siderurgica Venezolana Sivensa SAICA Svs.,
        ADR, B, new                                   Metals & Mining                           39,177              134,709
     Vencemos de Cementos SA                          Building Materials & Components        1,116,220            3,046,868
     Venezolana de Cementos-Vencemos, #2              Building Materials & Components          309,920              826,445
     Venezolana Prerreducidos Caroni Venprecar CA,
        GDS, 144A                                     Metals & Mining                              118                  655
                                                                                                              -------------
                                                                                                                 22,554,182
---------------------------------------------------------------------------------------------------------------------------
ZIMBABWE: 0.0%
     Delta Corp.                                      Multi-Industry                            14,000               49,057
   * Meikles Africa Ltd.                              Multi-Industry                           200,000              296,000
     Ta Holdings                                      Multi-Industry                            25,000                4,034
     Zimbabwe Sun Ltd.                                Multi-Industry                           640,000              239,015
                                                                                                              -------------
                                                                                                                    588,106
---------------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM SECURITIES (cost $1,337,157,131)                                                              1,442,961,284
---------------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKET SERIES
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                                                                     SHARES/PRINCIPAL IN
COUNTRY/ISSUE                                         INDUSTRY                         LOCAL CURRENCY             VALUE
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 7.7% (cost $120,776,616)
----------------------------------------------------------------------------------------------------------------------------
     U. S. Treasury Bills, 4.80% to 5.01% with                                             121,595,000       $  120,803,787
        maturities to 3/27/97
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.9% (cost $1,457,933,747)                                                                1,563,765,071
OTHER ASSETS, LESS LIABILITIES: 0.1%                                                                              1,771,548
                                                                                                              -------------
TOTAL NET ASSETS: 100.0%                                                                                     $1,565,536,619
                                                                                                              =============

 * NON-INCOME PRODUCING.
** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.
 + SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
   Investment in securities, at value (identified cost $1,457,933,747)                                  $1,563,765,071
   Cash                                                                                                      1,459,391
   Receivables:
      Investment securities sold                                                                             1,446,121
      Capital shares sold                                                                                    1,402,153
      Dividends and interest                                                                                 2,658,866
   Unamortized organization costs                                                                                6,974
                                                                                                        --------------
         Total assets                                                                                    1,570,738,576
                                                                                                        --------------
Liabilities:
   Payables:
      Investment securities purchased                                                                        2,770,835
      Capital shares redeemed                                                                                      218
      Accrued expenses                                                                                       2,430,904
                                                                                                        --------------
         Total liabilities                                                                                   5,201,957
                                                                                                        --------------
Net assets, at value                                                                                    $1,565,536,619
                                                                                                        ==============
Net assets consist of:
   Undistributed net investment income                                                                  $      865,476
   Unrealized appreciation on investments                                                                  105,831,324
   Accumulated net realized gain                                                                             2,340,075
   Net capital paid in on shares of capital stock                                                        1,456,499,744
                                                                                                        --------------
Net assets, at value                                                                                    $1,565,536,619
                                                                                                        ==============
Shares outstanding                                                                                         125,711,773
                                                                                                        ==============
Net asset value per share
  ($1,565,536,619 divided by 125,711,773)                                                               $        12.45
                                                                                                        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (cont.)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income: (net of $1,838,239 foreign taxes withheld)
   Dividends                                                                               $ 29,822,203
   Interest                                                                                   9,361,025
                                                                                           ------------
      Total income                                                                                        $ 39,183,228
Expenses:
   Management fees (Note 3)                                                                  15,676,692
   Administrative fees (Note 3)                                                               1,127,833
   Transfer agent fees (Note 3)                                                                   5,800
   Custodian fees                                                                             2,348,520
   Reports to shareholders                                                                       23,000
   Audit fees                                                                                    30,700
   Legal fees                                                                                     3,600
   Registration and filing fees                                                                 274,000
   Directors' fees and expenses                                                                  42,644
   Amortization of organization costs                                                             1,427
   Other                                                                                         31,862
                                                                                           ------------
      Total expenses                                                                                        19,566,078
                                                                                                          ------------
         Net investment income                                                                              19,617,150
Realized and unrealized gain:
   Net realized gain (loss) on:
      Investments                                                                            20,603,515
      Foreign currency transactions                                                          (1,264,232)
                                                                                           ------------
                                                                                             19,339,283
                                                                                           ------------
   Net unrealized appreciation on:
      Investments                                                                           154,119,321
      Foreign currency translation of other assets and liabilities                              205,647
                                                                                           ------------
                                                                                            154,324,968
                                                                                           ------------
         Net realized and unrealized gain                                                                  173,664,251
                                                                                                          ------------
Net increase in net assets resulting from operations                                                      $193,281,401
                                                                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (cont.)
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                               1996             1995
                                                                                          -------------     ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                               $   19,617,150    $ 13,593,275
      Net realized gain on investments and foreign currency transactions                      19,339,283       9,381,337
      Net unrealized appreciation (depreciation)                                             154,324,968     (29,368,581)
                                                                                          --------------    ------------
         Net increase (decrease) in net assets resulting from operations                     193,281,401      (6,393,969)
   Distributions to shareholders:
      From net investment income                                                             (18,840,261)    (12,454,983)
      From net realized gain                                                                 (18,732,279)     (9,647,645)
   Capital share transactions (Note 2)                                                       611,312,694     244,133,379
                                                                                          --------------    ------------
      Net increase in net assets                                                             767,021,555     215,636,782
Net assets:
   Beginning of year                                                                         798,515,064     582,878,282
                                                                                          --------------    ------------
   End of year                                                                            $1,565,536,619    $798,515,064
                                                                                          ==============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing in securities of issuers of countries having emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in good faith and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

The Brazilian government has exercised and may continue to exercise substantial influence over exchange of Brazilian currency. Under Brazilian law, whenever there occurs a serious imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over a five year period.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1996, there were 700 million shares of the Company's ($0.01 par value) capital stock authorized of which 225 million shares have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                YEAR ENDED                    YEAR ENDED
                                                            DECEMBER 31, 1996             DECEMBER 31, 1995
                                                         ------------------------      ------------------------
                                                          SHARES        AMOUNT          SHARES        AMOUNT
                                                        ---------    ------------     ---------    ------------
           Shares sold                                  53,130,712   $ 630,783,063    25,584,150   $ 278,958,676
           Shares issued on reinvestment of
             distributions                               2,750,716      33,001,287     2,003,414      21,146,824
           Shares redeemed                              (4,431,413)    (52,471,656)   (5,323,688)    (55,972,121)
                                                        ----------    ------------    ----------    ------------
           Net increase                                 51,450,015   $ 611,312,694    22,263,876   $ 244,133,379
                                                        ==========    ============    ==========    ============

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (cont.)
--------------------------------------------------------------------------------

3.  INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. FTSI has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.60% of the Fund's average net assets through December 31, 1996. For the year ended December 31, 1996 no reimbursement was necessary under the agreement. For the year ended December 31, 1996, FTD did not receive any commissions from the sale of the Fund's shares and FTIS received fees of $5,800.

An officer of the Fund is a partner of Dechert Price & Rhoades, legal counsel for the Funds, which firm received fees for the year ended December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 aggregated $697,354,226 and $84,953,490, respectively. The cost of securities for federal income tax purposes is $1,458,313,504. Realized gains and losses are reported on an identified cost basis.

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                             $ 256,688,962
           Unrealized depreciation                                                              (151,237,395)
                                                                                               -------------
           Net unrealized appreciation                                                         $ 105,451,567
                                                                                               =============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 1996 amounted to $9,645,040. For the year ended December 31, 1996, dividend income from affiliated companies was $208,017.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Independent Auditor's Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. -- Emerging Markets Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



                                          [McGLADREY & PULLEN, LLP SIGNATURE]

New York, New York
January 31, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.


                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

[RECYCLE LOGO]                            Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243